UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2019

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California			90025
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Hudson Pacific Properties, Inc.  ☐

Hudson Pacific Properties, L.P.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.  ☐

Hudson Pacific Properties, L.P.  ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”), and Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Operating Partnership”), of which the Company serves as the sole general partner. Unless otherwise indicated or unless the context requires otherwise, references to “we” and “our” refer to the Company, the Operating Partnership and any other subsidiaries thereof.

Item 8.01. Other Events.

Recent Developments

On May 29, 2019, we acquired the condominium rights to build a fully-entitled office development adjacent to the 1.5 million square foot Washington State Convention Center Addition, or the WSCC Addition, in Seattle, Washington for approximately $86 million before credits, prorations and closing costs. We expect the development to include 526,000 square feet of office space, 12,000 square feet of retail space, and over 10,000 square feet of outdoor space, bike storage and showers. We expect that our total development costs, including the purchase price noted above, will be between $300 million and $350 million. We expect to commence construction as early as mid-2021, with delivery for tenant improvements in late 2022.

On June 5, 2019, we closed on the previously-announced acquisition of the 1.45 million square-foot Bentall Centre property located in Vancouver, Canada through a joint venture with an affiliate of Blackstone Property Partners, or BPP. We own 20% of the joint venture and serve as the operating partner responsible for day-to-day operations and development. An affiliate of BPP owns 80% of the joint venture and serves as the managing partner. Bentall Centre contains four Class A office towers totaling 1.3 million square feet, 140,000 square feet of retail space and undeveloped density rights for approximately 0.5 million square feet in Vancouver’s downtown financial district.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 2019

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer